3Q21 Earnings Presentation November 3, 2021 Exhibit 99

Forward-looking statements Some of the statements contained in this presentation may constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, projections, plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases. You can also identify forward-looking statements by discussions of strategy, plans, or intentions. The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed or contemplated in any forward-looking statement. While forward-looking statements reflect our good faith projections, assumptions and expectations, they are not guarantees of future results. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law. Factors that could cause our results to differ materially include but are not limited to: (1) the continued course and severity of the COVID-19 pandemic, and its direct and indirect impacts (2) general economic conditions and real estate market conditions, (3) regulatory and/or legislative changes, (4) our customers' continued interest in loans and doing business with us, (5) market conditions and investor interest in our contemplated securitization and (6) changes in federal government fiscal and monetary policies. For a further discussion of these and other factors that could cause future results to differ materially from those expressed or contemplated in any forward-looking statements, see the section titled ''Risk Factors" previously disclosed in our Form 10-Q filed with the SEC on May 14, 2020, as well as other cautionary statements we make in our current and periodic filings with the SEC. Such filings are available publicly on our Investor Relations web page at www.velfinance.com.

3Q21 Highlights Production& Loan Portfolio Earnings Financing & Capital Net and Core income(1) of $8.0 million; diluted EPS and Core diluted EPS of $0.23 Strong loan production activity continues to drive loan portfolio and net interest income growth as credit performance improves Portfolio NIM(2) of 4.97%, an increase of 14 basis points (bps) from 2Q21 Portfolio net interest income of $26.6 million, a 9% sequential increase Loan production volume in 3Q21 totaled $340.7 million in UPB(3), a 33% Q/Q increase from $256.5 million in the prior quarter, driven by continued strong rental demand and real estate price appreciation Loans Held for Investment (HFI) totaled $2.3 billion in UPB as of September 30, 2021, a 10% Q/Q increase from $2.1 billion as of June 30, 2021 Improved loan performance and continued strong resolutions drove a 260 bps Q/Q decrease in nonperforming loans (NPLs) as a % of loans HFI Completed the VCC 2021-2 securitization totaling $205.2 million of UPB, Velocity’s second securitization of 2021 Established an “at the market” (ATM) program with the capacity to issue up to $50 million of stock, or up to a maximum of 4,000,000 shares Upsized and renewed a warehouse financing facility with a key liquidity provider, doubling the maximum capacity to $200 million and extending the renewal period from one year to two years (1) “Core” income is a non-GAAP measure which excludes non-recurring and/or unusual activities from GAAP net income. (2) Net Interest Margin (3) Unpaid Principal Balance

3Q21 Highlights (cont.) Subsequent to Quarter-End Completed the voluntary conversion of all 45,000 outstanding shares of the Company’s Series A Convertible Preferred Stock into 11,688,310 shares of Velocity common stock Reclassed $90 million from mezzanine equity to permanent equity Common shares issued as of October 31, 2021, totaled 32.3 million Completed the VCC 2021-3 securitization in October totaling $204.2 million of UPB, Velocity’s third securitization of 2021

Core Income and Book Value Growth GAAP Net income and Core income were the same in 3Q21 Minimal loan sales in 3Q21, as we chose to securitize rather than sell whole loans Book value per share as of September 30, 2021, was $12.05(3), compared to $11.62(1) per share as of June 30, 2021 Issuance under ATM program in 3Q21 totaled 10,727 shares for net proceeds of $137.3 thousand at an average price of $13.06 per share Core Income $8,022 (1) Based on 20,087,494 common shares outstanding as of June 30, 2021. (2) Includes an increase to APIC from stock-based compensation. (3) Based on 20,098,221 common shares outstanding as of September 30, 2021. GAAP Net Income $8,022 (1) (3) (2) Non-core earnings adjustments –

Loan Production Loan production totaled $340.7 million in UPB for 3Q21, a 32.8% Q/Q increase from $256.5 million in UPB in 2Q21 Driven by strong demand for 1-4 residential rental financing and the introduction of lending products tailored to meeting evolving needs of our customers Loan origination volume in October 2021 totaled $138.5 million in UPB, a new all-time high ($ of UPB in millions) 3Q21 Production Volume Reached New Quarterly Record as Strong Demand Continues

Total loan portfolio as of September 30, 2021, was $2.3 billion in UPB, a 10.0% Q/Q increase from $2.1 billion in UPB as of June 30, 2021 Net Portfolio growth driven by strong production activity and slower prepayment activity Solid growth in each property type maintains portfolio diversity and underscores the breath of demand for financing of small balance commercial properties Loan Portfolio (UPB in millions) (1) $ in thousands.

3Q21 Portfolio NIM(1) was 4.97%, an increase of 14 bps from 4.83% in 2Q21, primarily driven by a 33 bps reduction in the portfolio-related weighted average cost of funds Portfolio net interest income grew 9% Q/Q, or $2.19 million, driven by portfolio growth from record production volume in 3Q21 The portfolio-related weighted average cost of funds decreased as a result of the strong market reception for Velocity’s securitizations in 2021 Portfolio Related Portfolio NIM Improves in 3Q21, Driven by Attractive Securitization Levels Net Interest Margin (1) Net Interest Income and Net Interest Margin related to the loan portfolio only; excludes corporate debt. Portfolio Related ($ in millions)

Total nonperforming loans as of September 30, 2021, totaled $288.4 million in UPB, or 12.7% of total loans held for investment, compared to $315.5 million, or 15.3% as of June 30, 2021, and $314.7 million or 15.8% as of September 30, 2020 The Q/Q improvement was driven by a 9% decrease in UPB of loans in foreclosure 3Q21 resolutions represented 19% of nonperforming loan UPB as of June 30, 2021 $ UPB in millions Loan Investment Portfolio Performance (1) For additional detail, please see page 19 in the Appendix of this presentation. Portfolio Performance Continues to Improve

3Q21 Asset Resolution Activity Resolution activities on $60.0 million of UPB in 3Q21 resulted in net gains of $2.1 million or 103.5% of UPB resolved Long-term loan resolutions totaled $25.76 million in UPB and realized gains of $1.4 million Gains in 3Q21 were primarily comprised of default interest(2) realized when the loans payoff or cure, and prepayment penalties on payoff if the loan is still within the prepayment window Short-term loan resolutions totaled $34.2 million in UPB and realized gains of $0.74 million Gains in 3Q21 were primarily comprised of default interest(2) realized when the loans payoff The UPB of short-term loans that paid current was $25.1 million in 3Q21, and increase from $7.8 million in 2Q21 Continued Solid Loan Resolution Activity Drives Continued Realization of Gains (2) Default interest is penalty interest assessed when a borrower becomes delinquent and is over and above contractual interest due.

Velocity’s CECL reserve as a percentage of the HFI portfolio as of September 30, 2021, was 18 bps compared to 19 bps as of June 30, 2021, and 29 bps as of September 30, 2020 The reserve remained consistent.  An increase in reserve attributable to portfolio growth was mainly offset by a reduction in reserve driven by strong resolutions on nonperforming loans. Charge-offs were $162.1 thousand in 3Q21, compared to $917.6 thousand in 2Q21, and $1,046.2 thousand for the same period in the prior year Charge-offs in 3Q21 reflect a reversion to more normalized levels, which have averaged $358 thousand per quarter over the past eight quarters CECL Reserve and Charge-Offs Minimal Loan Loss Reserve Change as Portfolio Grows, NPLs and Charge-offs Decrease (1) Includes $787 thousand related to one loan with unusual circumstances. (2) Nearly half, or $420.5 thousand was related to one loan that transferred to REO, all or part of which could be recovered upon sale of the REO. (3) Annualized (1) (2) $ in thousands (3) Three Months Ended

Drivers of Financial Performance Liquidity and Capital to Support our Strategic Objectives Business Purpose Lending Demand to Remain Strong Growth in rents has been robust, particularly in smaller metropolitan areas where demand has spiked as a result of COVID-related demographic changes Prices for small-balance commercial real estate is expected to remain generally well-supported across property types; rising mortgage rates historically lead to increases in our applications Legislative initiatives to expand available housing units and rental properties is a potential tailwind for Velocity long-term The issuance of VCC-2021-3 in October continued the strong market demand for the Velocity’s bonds $100 million equity shelf affords the Company an additional option in funding growth and pursuing attractive opportunities Total warehouse line capacity reached $650.0 million as of October 31, 2021, with recent renewal and upsize on one of our five warehouse lines Expect strong demand for small balance commercial loans to continue; particularly for Investor 1-4 Rental financing Revenue growth to remain strong, driven by HFI portfolio growth from organic production volume and favorable securitization markets Further delinquency performance improvement, but at a slower pace than in 3Q21 Outlook for Velocity’s Business

We elect to carry our retained interests in securitizations at amortized cost to minimize volatility The graph below reflects our estimate of economic value of equity (a non-GAAP financial measure) by adding the net present value of expected future gains embedded in the securitized portfolio and the value of our unique origination platform – our estimate of economic value of equity does not represent a substitute for GAAP book value of equity Recent M&A precedents for business purpose lenders demonstrate significant platform/franchise values that investors are ascribing to businesses like Velocity Financial These transactions have demonstrated platform values of $150MM+ based on ~10%+ of annual run rate originations based off October production Economic Value of Equity is significantly higher than GAAP Book Value of Equity Economic Value of Equity (1) Embedded gain in portfolio assumes a 10% discount rate of projected securitization earnings and is net of $52,508,756 of deferred loan origination costs and securitization deal costs. (2) Fully Diluted Value of Equity assumes 9/30/2021 GAAP Book Value of Equity of $242.2MM + $90.0MM from full conversion of preferred stock to common stock, for which Velocity voluntarily converted on October 8, 2021, and $10.9MM from pro forma exercise of all warrants. (3) Economic Value of Equity per Share ("EVPS") calculated using 34,212,120 weighted average shares outstanding assuming dilution impact based on Velocity's average stock price for Q3 2021. $4.38+ $6.77 $10.03 $21.18+ (3) EVPS

Appendix

Vertically Integrated Platform Highly Customized Platform Integrates All Functional Areas to Enable Efficient Workflow Execution Sourcing Appraisal Securitization Asset Management Underwriting Servicing 100% of new loan applications submitted via fully integrated broker portal Proprietary network of local appraisers with internal licensed appraisers driving valuation process Uniform credit guidelines, pricing engine, and collaborative real time process Strong institutional ownership with outstanding performance Seamless and instantaneous transfer of loan data with 3rd party servicers Hands on internal asset mangers focused on minimizing credit losses

Velocity Financial, Inc. Balance Sheet

Velocity Financial, Inc. Income Statement

HFI Loan Portfolio (100% = $2.27 billion UPB)(1) (1) As of September 30, 2021

HFI Portfolio Delinquency Trends

Loan Portfolio Rollforward $(136.0) $(7.8) (UPB in millions) (1) $346.2 $(1.3) (1) Includes $5.6 million in UPB of repurchased loans